UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2008

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Corporate Circle, Golden, Colorado 80401

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 19, 2008, the Board of Directors of Good Times Restaurants Inc. (the "Company") approved an agreement in principle for a six month suspension of the previously reported Development Agreement with Zen Partners LLC, a Virginia limited liability company ("Zen"), for the development of up to twenty-five Good Times restaurants.  The original Development Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2007 and is incorporated by reference herein.

The suspension of the Development Agreement is due to the continued lack of availability of acceptable debt financing, current liquidity constraints in the sale leaseback markets, current conditions in the commodity markets and the resulting increases in food costs for the Company, and concerns over general macro-economic trends including consumer spending which has impacted the Company's overall sales trends, as previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2008 and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2008 filed with the Securities and Exchange Commission on August 11, 2008.  The Company and Zen currently anticipate re-evaluating market conditions and development of new restaurants under the Development Agreement at the end of the six month suspension period.  The Company now expects to open one additional company owned restaurant and one dual brand franchised restaurant in 2008.

Information contained in this report, other than historical information, may be considered forward looking in nature and is subject to known and unknown risks, which may cause the Company's actual results to differ materially from results expressed or implied by the forward looking information.  These risks include such factors as the pending and uncertain nature of the reported restaurant development matters and the ability to implement restaurant development plans, delays in developing and opening new restaurants due to adverse credit market and other economic conditions, weather, local permitting matters, increased competition, cost increases or shortages in raw food products, and other matters discussed in the "Risk Factors" section of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007.  Although the Company may from time to time voluntarily update its forward looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 9.01  Financial Statements and Exhibits.

2

(d)	Exhibits. The following exhibit is filed as part of this report:
Exhibit Number	Description
10.1

Development Agreement dated December 2, 2007 between Zen Partners LLC and Good Times Drive Thru Inc. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: August 21, 2008	By: /s/ Boyd E. Hoback
Boyd E. Hoback
President and Chief Executive Officer
3